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[Janus letterhead]



February 26, 2010


EDGAR Operations Branch
Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549-0505

Re:  JANUS INVESTMENT FUND (the "Registrant")
     1933 Act File No. 002-34393
     1940 Act File No. 811-01879

Dear Sir or Madam:

On behalf of the Registrant, enclosed please find the preliminary proxy statement relating to the special meetings of shareholders of the Registrant and its various series (each, a "Fund") to be held in June 2010. The proxy statement will seek shareholder approval for: (i) electing new Trustees, (ii), amended and restated investment advisory agreements to change certain Funds' investment advisory fee rates from a fixed-rate to a rate that adjusts up or down based upon the Fund's performance relative to its benchmark (iii) amendment to the investment advisory agreement for Janus Global Real Estate Fund to change the benchmark index used to calculate the performance based investment advisory fee, and (iv) an amended and restated investment advisory agreement and a new subadvisory agreement for Janus Global Opportunities Fund to engage a subadviser for the Fund.

No fee is required in connection with this filing pursuant to Rule 14a-6 under the Securities Exchange Act of 1934.

If you have any questions regarding this filing, please call me at (303)
336-4045.

Sincerely,

/s/ Robin Nesbitt

Robin Nesbitt, Esq.
Legal Counsel

Enclosure (via EDGAR only)

cc:  Rodney A. DeWalt, Esq.
     Stephanie Grauerholz-Lofton, Esq.
     Larry Greene, Esq.
     Donna Brungardt